UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

NCR VOYIX CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 225-5627

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 30, 2024, NCR Voyix Corporation (“NCR Voyix” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of its sale of the Company’s Digital Banking business to Dragon Buyer, Inc., an affiliate of The Veritas Capital Fund VIII, L.P. (the “Digital Banking Sale”). In accordance with Accounting Standards Codification 205-20, “Discontinued Operations,” the results of the digital banking business will be reflected as discontinued operations beginning in the quarter ending September 30, 2024. The purpose of this amendment to the Original Form 8-K is to provide the pro forma financial information required by Item 9.01(b) of Form 8-K.

The pro forma financial information included in this amended Report on Form 8-K/A has been presented for informational purposes, is based on various adjustments and assumptions and is not necessarily indicative of what the Company’s condensed consolidated financial statements actually would have been had the Digital Banking Sale and other adjustments been completed as of the dates indicated or will be for any future periods.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Pursuant to Article 11 of Regulation S-X, the following unaudited pro forma financial information of the Company, giving effect to the Digital Banking Sale, is attached hereto as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2024;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months ended June 30, 2024; and

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2023, 2022, and 2021.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2024 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2024 and for the three years ended December 31, 2023, 2022 and 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Voyix Corporation

By:	/s/ Brian Webb-Walsh
Brian Webb-Walsh
Executive Vice President and Chief Financial Officer

Date: October 4, 2024